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                                  EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Exide Technologies (the "Corporation") for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Subject Report"), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Corporation, certify that:

     (1) Subject to the qualifications below, the Subject Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"); and

     (2) The information contained in the Subject Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

     The foregoing statement is made to the knowledge of each of the undersigned, and is subject to the following qualifications:

     (a) The SEC has issued comments on the following reports of the
     Corporation: Form 10-K for the year ended March 31, 2001, Amended Form 10-K for the year ended March 31, 2001, Form 10-Q for the quarter ended June 30, 2001, Form 10-Q for the quarter ended September 30, 2001, Form 8-K/A dated December 13, 2000 and Form 8-K dated March 23, 2001. The Corporation has responded to these comments. To the knowledge of the undersigned, the information contained in the Subject Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation. There can be no assurances however that the SEC will not have additional comments or reach a different determination than the Corporation.

     (b) Certain information in the Subject Report relates to periods prior to the undersigneds' affiliation with the Corporation. Craig H. Muhlhauser joined the Corporation as President and Chief Operating Officer in July, 2000 and became CEO in September, 2001. Biagio N. Vignolo, Jr. joined the Corporation as Chief Financial Officer on January 1, 2003.


/s/ CRAIG H. MUHLHAUSER                               /s/ BIAGIO N. VIGNOLO, JR.
-----------------------                               --------------------------
Craig H. Muhlhauser                                   Biagio N. Vignolo, Jr.
Chief Executive Officer                               Chief Financial Officer

February 14, 2003